UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2024

Mayville Engineering Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-38894	39-0944729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 S. 84th Street, Suite 300

Milwaukee, Wisconsin 53214

(Address of principal executive offices, including zip code)

(414) 381-2860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 16, 2024, Mayville Engineering Company, Inc. (the “Company”) held its 2024 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals:

●	The election of three directors, Allen J. Carlson, Timothy L. Christen and Jennifer J. Kent, to the Company’s Board of Directors for a three-year term to expire at the Company’s 2027 annual meeting of shareholders; and
●	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024.

As of the February 16, 2024 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 20,364,907 shares of the Company’s common stock were outstanding and eligible to vote. Approximately 93.36% of all shares (and votes) were represented at the Annual Meeting in person or by proxy.  The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected Allen J. Carlson, Timothy L. Christen and Jennifer J. Kent as directors for a three-year term to expire at the Company’s 2027 annual meeting of shareholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage (1)	Votes	Percentage	Votes	Percentage (2)
Allen J. Carlson	9,724,276	58.28%	6,961,653	41.72%	2,327,517	N/A
Timothy L. Christen	10,113,699	60.61%	6,572,230	39.39%	2,327,517	N/A
Jennifer J. Kent	15,552,583	93.21%	1,133,346	6.79%	2,327,517	N/A

Ratify Appointment of Deloitte & Touche LLP for 2024

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024.  The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)	Votes	Percentage (2)
18,222,010	96.60%	641,116	3.40%	150,320	N/A	—	N/A

__________________

(1)	Based on a total of all votes received and eligible to be counted as voted on this proposal at the Annual Meeting.
(2)	“N/A” means that abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYVILLE ENGINEERING COMPANY, INC.

Date: April 17, 2024	By:	/s/ Todd M. Butz
Todd M. Butz
Chief Financial Officer